GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares of the

Goldman Sachs Flexible Cap Fund

(the “Fund”)

Supplement dated August 3, 2020 to the

Prospectuses, Summary Prospectuses, and Statement of Additional Information (the “SAI”),

each dated December 27, 2019

Silverio Foresi has announced his intention to retire from Goldman Sachs Asset Management, L.P. As such, effective September 30, 2020, Mr. Foresi will no longer serve as a portfolio manager for the Fund. Steven M. Barry will continue to serve as portfolio manager for the Fund.

Accordingly, effective September 30, 2020, all references to Mr. Foresi in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EQG14CONFIDSTK 07-20